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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-12937) of Newcor, Inc. of our report dated June 13, 2001 relating to the financial statements and supplemental schedules of Newcor Inc. Savings Plan for Employees at December 31, 2000 and 1999 and for the years then ended, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP

Detroit, Michigan
June 26, 2001